Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income
Net realized gains (losses) on redemptions and sales of gold and silver bullion (note 6)	$ 96,055	$ 29,166
Net change in unrealized gains (losses) on gold and silver bullion (note 6)	943,687	300,065
Other income	319	145
	1,040,061	329,376
Expenses
Management fees (note 8)	19,182	16,430
Bullion storage fees	1,785	1,943
Sales tax	1,219	1,510
Unitholder reporting costs	221	270
Legal fees	184	157
Listing and regulatory filing fees	172	213
Administrative fees	163	149
Audit fees	145	155
Independent Review Committee fees	9	11
Trustee fees	4	4
Net foreign exchange losses (gains)	2	(4)
Custodial fees	1	2
	23,087	20,840
Net income (loss) and comprehensive income (loss)	$ 1,016,974	$ 308,536
Weighted average number of Units	204,700,256	214,594,708
Increase (decrease) in total equity from operations per Unit	$ 4.97	$ 1.44